U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

earliest event reported)

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 1, 2015

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Commission File No. 000-53674

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Revolutionary Concepts Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	27-0094868
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4822 Albemarle Road, Suite 209 Charlotte, NC 28079
(Address of principal executive offices)

980.225.5376
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", "our company" “Universal” refer to Universal Bioenergy, Inc., a Nevada corporation.

Item 8.01 – Other Events

On March 30, 2015, the United States Securities and Exchange Commission issued an “Order Directing Private Investigation and Designating Officers To Take Testimony” against the Company. Since that date, the Company has been cooperating with the SEC.  The investigation focuses on the following:

•alleged possible violations of disclosure or the omission of material information to the public;

•alleged violations related to the accuracy of records and accounting;

•alleged violations related to a system of internal accounting controls assuring conformity with Generally Accepted Accounting Principles;

•alleged failure to maintain disclosure controls and procedures over financial reporting; and the

•alleged improper sale or delivery of securities.

The Company has been responding to the SEC’s investigative demands and the SEC’s allegations via documentary responses and oral testimony. The Company is providing evidence that it believes support its actions and providing testimony in hopes of clarifying what it believes are possible misconceptions. The greater weight of the allegations rest in the areas of accuracy and internal controls with the Company’s accounting and financial reporting.  The Company cannot predict when the SEC will conclude its investigation or the outcome of its investigation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

SIGNATURE

REVOLUTIONARY CONCEPTS, INC.

By:  /s/ Ronald Carter

Name:  Ronald Carter

Title:  Chief Executive Officer

Date:  August 7, 2015